Investment In Equity Affiliates	12 Months Ended
Dec. 31, 2011
Investment In Equity Affiliates [Abstract]
INVESTMENT IN EQUITY AFFILIATES

8. INVESTMENTS IN EQUITY AFFILIATES

In April 2007, the Company acquired a 30% equity interest in Beijing New Run Entertainment Development Co., Ltd. (“New Run”), an independent record label in China, and it was accounted for using the equity method from April 1, 2007 forward. The total acquisition cost was $2,483,277 in cash, including transaction costs. No impairment charges were recorded for the New Run investment during the year ended December 31, 2009. As of December 31, 2009, the investment in New Run had been reduced to nil as a result of equity share of losses and impairment charges and after giving effect to the impact of foreign currency translation. The investment in New Run was also disposed of in August 2010 as part of the 2010 Reorganization (Note 1).

In August 2011, the Company disposed of an 80% equity interest to related parties and a then-employee of the Company, and retained a 20% equity interest in the Yisheng online audio business (see Note 2(1)(a) for further details). The Company evaluated its remaining interest in Yisheng under relevant guidance in ASC 810 and ASC 323 pertaining to consolidation and equity method accounting, respectively. The Company determined that it does not have a controlling financial interest in the investee, but rather possesses significant influence. Accordingly, the Company has accounted for this investment under the equity method. The investment was recorded based on the interest percentage of Yisheng's equity fair value after reflecting a capital contribution by an affiliate of Shanda to Yisheng.

	Balance at December 31, 2010	Equity investment	Share of loss	Translation Difference	Balance at December 31, 2011
Equity interest in Yisheng	—	522,252	(263,313)	(3,658)	255,281